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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report  (Date of earliest event reported)      November 28, 2000
                                                 -------------------------------

                                  RMI.NET, Inc.
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               (Exact name of Registrant as specified in charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

               001-12063                                 84-1322326
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       (Commission File Number)               (IRS Employee Identification No.)

999 Eighteenth Street, Suite 2201, Denver, Colorado              80202
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     (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code       (303) 672-0700
                                                  ------------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On Tuesday, November 28, 2000, the Registrant's common stockholders approved the following at a Special Meeting of Shareholders:

         (1) a merger by and among RMI.NET, Inc., Internet Acquisition Corporation, a wholly owned subsidiary of the Registrant, and Internet Communications Corporation pursuant to an Amended and Restated Agreement and Plan of Merger dated as of October 18, 2000, pursuant to which Internet Communications Corporation will become a wholly owned subsidiary of the Registrant.

         (2) a change of the name of the Registrant from RMI.NET, Inc. to "Internet Commerce & Communications, Inc."

         On Wednesday, November 29, 2000, the Registrant filed an Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware, thereby completing the change of the Registrant's name to Internet Commerce & Communications, Inc.

         As of Thursday, November 30, 2000, the Registrant's trading symbol on the Nasdaq National Market will change from "RMII" to "ICCX."

         This Current Report on Form 8-K represents the final document that the Registrant will file with the Securities and Exchange Commission ("SEC") under the name "RMI.NET, Inc." All future SEC filings by the Registrant will be made under the name Internet Commerce & Communications, Inc.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements: Not required.

         (b)      Pro Forma Financial Information: Not required.

         (c)      Exhibits:

                    Exhibit
                    Number                      Description
                    -------                     -----------
                      3.1      Certificate of Amendment of Certificate of Incorporation


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     RMI.NET, Inc.
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                                                     (Registrant)

           Date: November 30, 2000       By: /s/ CHRISTOPHER J. MELCHER
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                                             Christopher J. Melcher
                                             Vice President, General Counsel and
                                             Corporate Secretary